POST BALANCE SHEET EVENTS	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
POST BALANCE SHEET EVENTS
15.	POST BALANCE SHEET EVENTS

Compliance with Nasdaq Listing Requirements

As previously reported, on March 14, 2025, the Company received a written notice from The Nasdaq Stock Market LLC ("Nasdaq"), notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s American Depositary Shares had closed below the $1.00 per share minimum bid price requirement for continued inclusion on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). On August 26, 2025, the Company received a letter from Nasdaq notifying the Company that for ten consecutive business days, from August 12, 2025, to August 25, 2025, the closing bid price of the Company’s American Depositary Shares was $1.00 per share or greater, and accordingly, the Company has regained compliance with the Minimum Bid Price Requirement and the matter is now closed. There can be no assurance, however, that the Company will be able to maintain compliance with the Minimum Bid Price Requirement in the future.

Additionally, as previously reported, on March 14, 2025, the Company also received notice from Nasdaq that the Company no longer met the requirement in Nasdaq Listing Rule 5450(b)(2)(C) that listed securities maintain a minimum market value of publicly held shares (“MVPHS”) of US $15,000,000, based on Nasdaq’s review of the Company’s MVPHS for the last 30 consecutive business days. On August 29, 2025, the Company received a letter from Nasdaq notifying the Company that for more than 10 consecutive business days, the Company had maintained a MVPHS of $15 million or greater, and accordingly, the Company has regained compliance with the MVPHS Requirement and the matter is now closed.

Amendment and Restatement of Term Loan

Since the balance sheet date, the Company entered into further amendments to its senior secured term loan credit agreement with its principal lender, Perceptive, to access additional funding and enhance its financial position.

On August 7, 2025, the Company entered into a sixth amendment to the credit agreement, which provided for a further US$2.0 million in funding, extended the maturity date of the Term Loan by a further three months to October 1, 2026, and confirmed that interest payments for the months of July and August 2025 would be paid-in-kind. This funding is also intended to support general corporate purposes and continued investment in the Company’s CGM and biosensor development programs.

On October 16, 2025, the Company entered into an amendment to the sixth amendment to the credit agreement, which provided for a further US$2.0 million in funding, and confirmed that interest payments for the months of September and October 2025 would be paid-in-kind. This funding is also intended to support general corporate purposes and continued investment in the Company’s CGM and biosensor development programs.

Financing activities and Capital structure

Since the balance sheet date, the Company has continued to be actively evaluating a number of potential financing initiatives to optimize its capital structure as its business evolves. In this regard, the Company typically continually engages with a range of investment banks and financial advisors to assess available options and determine the most appropriate course of action. At the Annual General Meeting on September 30, 2025, shareholders approved an increase in the Company’s authorised share capital, which provides additional flexibility to support these financing activities. There can be no assurance, however, that any such financing activities will be successfully completed or on terms favorable to the Company.

Business Optimization and Headcount Strategy

The Company secured regulatory approval to initiate offshore and outsourced manufacturing of its flagship WHO-prequalified TrinScreen™ HIV rapid test. This transition from legacy in-house operations to a scalable outsourced model is expected to expand gross margins and reduce fixed costs. Manufacturing under this new model commenced in September 2025, marking a critical milestone in the Company’s transformation strategy. In addition, the Company has obtained WHO approval for the offshore and outsourced upstream manufacturing activities of its UniGold™ HIV test, aimed at further advancing operational efficiency initiatives.

The Company continues to implement business optimization measures aimed at improving operational efficiency and aligning resources with strategic priorities, including reviewing its headcount and location strategies to ensure an effective organizational structure that supports long-term growth objectives.

Growth and Development Initiatives

The Company announced significant progress in its product development pipeline. This included the unveiling of CGM+, an AI-native platform designed to integrate continuous glucose monitoring technology with advanced biosensor capabilities, targeting the rapidly expanding AI wearables market estimated at approximately US$260 billion. The Company also reported breakthrough clinical trial results for its redesigned CGM sensor, validating enhanced accuracy and reliability.

In addition, the Company received regulatory approval to commence a PreClara™ preeclampsia testing programme. These developments represent a major milestone in broadening the Company’s women’s health portfolio and improving maternal health outcomes through early detection and intervention.

Board of directors changes

Following the end of the reporting period, the Company announced changes to its Board of Directors. In August 2025, Paul Tivnan was appointed as a Non-Executive Director. Mr Tivnan brings extensive experience in finance and capital markets and currently serves as Chief Financial Officer of Deriva Energy LLC. This change reflects the Company’s continued focus on strengthening governance and aligning board composition with its strategic objectives.

Jim Walsh retired by rotation from the Company’s board of directors at the Annual General Meeting on September 30, 2025 in accordance with the Company’s constitution. Mr Walsh will continue to support the Company’s management team as a Scientific Advisor.

Tom Lindsay retired by rotation from the Company’s board of directors at the Annual General Meeting on September 30, 2025 in accordance with the Company’s constitution. Mr Lindsay will continue to support the Company’s management team as a consultant regarding the Company’s HIV test kits execution strategy globally.